UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, TechTarget, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders ("Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on three proposals, each of which is further described in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2026 (the "Proxy Statement"). Of the 72,299,443 shares of the Company's Common Stock ("Common Stock") issued and outstanding as of the close of business on April 17, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting, holders of 67,993,525 shares (or approximately 94%) of Common Stock were present or represented by proxy at the Annual Meeting. Below are the voting results for the proposals submitted to the Company's stockholders for a vote at the Annual Meeting.

Proposal No. 1 - The Company's stockholders elected all of the director nominees named below and in the Proxy Statement to the Company’s Board of Directors for a term expiring at the Company’s 2027 annual meeting of stockholders and until such director's successor is duly elected and qualified or until such director's earlier death, resignation or removal, as set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Sally Ashford	50,102,369	11,077,710	106,597	6,706,849
Stephen A. Carter	50,434,804	10,851,418	454	6,706,849
David Flaschen	57,145,104	4,140,412	1,160	6,706,849
M. Sean Griffey	54,720,326	6,565,190	1,160	6,706,849
Don Hawk	54,911,970	6,374,237	469	6,706,849
Patrick Martell	53,409,693	7,770,371	106,612	6,706,849
Gary Nugent	54,868,880	6,417,345	451	6,706,849
Perfecto Sanchez	54,939,002	6,344,804	2,870	6,706,849
Christina Van Houten	54,866,374	6,416,779	3,523	6,706,849

Proposal No. 2 - The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, as set forth below:

For	Against	Abstain	Broker Non-Votes
66,852,804	197,687	943,034	0

Proposal No. 3 - The Company's stockholders approved, on an advisory (non-binding) basis, the resolution to approve the compensation of our named executive officers as described in the Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
59,205,814	1,783,709	297,153	6,706,849

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc,

Date:	June 15, 2026	By:	/s/ Charles D. Rennick
Vice President, General Counsel, and Corporate Secretary